Exhibit 10.1

Execution Version

Published CUSIP Number: [    ]

Deal: 00404DAA1

FOURTH REFINANCING FACILITIES AMENDMENT

Dated as of November 13, 2020

to the

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 31, 2012 among

ACADIA HEALTHCARE COMPANY, INC.,

as the Borrower,

ITS SUBSIDIARIES IDENTIFIED HEREIN,

as the Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

DEUTSCHE BANK SECURITIES INC.,

JPMORGAN CHASE BANK, N.A.,

MUFG UNION BANK, N.A.

REGIONS BANK,

as Co-Documentation Agents

CAPITAL ONE, N.A.,

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

BMO CAPITAL MARKETS CORP.,

CITIBANK, N.A.,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

GOLDMAN SACHS BANK USA, and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

and

THE OTHER LENDERS PARTY HERETO

Arranged By:

BofA SECURITIES, INC.,

CAPITAL ONE, N.A.,

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

BMO CAPITAL MARKETS CORP.,

CITIBANK, N.A.,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

GOLDMAN SACHS BANK USA, and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

FOURTH REFINANCING FACILITIES AMENDMENT

THIS FOURTH REFINANCING FACILITIES AMENDMENT (this “Amendment”) dated as of November 13, 2020 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the 2020 Refinancing Lenders (defined below) and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended prior to the date hereof, the “Existing Credit Agreement” and as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrower has notified the Administrative Agent that pursuant to Section 2.17 of the Credit Agreement certain Lenders identified on the signature pages hereto have agreed to (x) refinance in full the existing Revolving Facility with a Revolving Facility in the amount of $459,011,933.18 (the “2020 Refinancing Revolving Facility”, the Persons identified on the signature pages hereto and identified on Schedule 2.1 as having a Refinancing Revolving Commitment, the “2020 Refinancing Revolving Lenders”, such commitments, the “2020 Refinancing Revolving Commitments” and the loans thereunder the “2020 Refinancing Revolving Loans”) and (y) refinance in full the outstanding Refinancing Tranche A Term Facility with a new Refinancing Tranche A Term Facility in the amount of $318,857,793.18 (the “2020 Refinancing Tranche A Term Facility”, the Persons signatory hereto and identified on Schedule A as having Refinancing Tranche A Term Loan Commitments, the “2020 Refinancing Tranche A Term Lenders”, and such commitments, the “2020 Refinancing Tranche A Term Loan Commitments” and the loan thereunder the “2020 Refinancing Tranche A Term Loan”; and the 2020 Refinance Tranche A Term Facility, together with the 2020 Refinancing Revolving Facility, the “2020 Refinancing Facilities”, the 2020 Refinancing Revolving Lenders together with the 2020 Refinancing Tranche A Term Lenders, the “2020 Refinancing Lenders”); and

WHEREAS, the Borrower has requested the Subsequent Amendments (as defined below) set forth in Section 4 hereof and the 2020 Refinancing Lenders have agreed to such Subsequent Amendments which shall become effective on the Subsequent Amendments Effective Date (as defined below).

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).

2.    Establishment of Refinancing Facilities.

2.1.    Generally. This Amendment is a Refinancing Facility Amendment.

2.2.    New Refinancing Facilities. Subject to the terms and conditions provided herein, the 2020 Refinancing Revolving Facility and the 2020 Refinancing Tranche A Term Facility are each established as a new Refinancing Facility pursuant to Section 2.17 of the Credit Agreement.

2.3.    Repayment of Certain Existing Loans. The Borrower shall prepay the existing Refinancing Tranche A Term Loans and all Revolving Loans outstanding immediately prior to the effectiveness of this Amendment.

2.4.    Termination of Existing Revolving Commitments. Concurrently with the effectiveness of this Amendment, the Revolving Commitments of each Lender existing immediately prior to the effectiveness of this Amendment are automatically and permanently terminated and replaced with the 2020 Refinancing Revolving Commitments.

2.5.    New 2020 Refinancing Revolving Commitment. Subject to the terms and conditions set forth herein and the Credit Agreement (as amended by this Amendment), each 2020 Refinancing Revolving Lender severally agrees to make 2020 Refinancing Revolving Loans to the Borrower in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such 2020 Refinancing Revolving Lender’s 2020 Refinancing Revolving Commitment; provided, however, that after giving effect to any Borrowing of 2020 Refinancing Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments and (ii) the aggregate Outstanding Amount of the 2020 Refinancing Revolving Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s 2020 Refinancing Revolving Commitment. All Letters of Credit that are outstanding under the Credit Agreement immediately prior to this Amendment shall be deemed to have been issued under the 2020 Refinancing Revolving Facility from and after the date hereof and shall be subject to and governed by the terms and conditions of the Credit Agreement as amended by this Amendment. For the avoidance of doubt, following the Effective Date (as defined below), each 2020 Refinancing Revolving Lender’s Applicable Percentage (including for the purpose of determining its participation in L/C Obligations and Swing Line Loans) shall be determined in accordance with its 2020 Refinancing Revolving Commitment as reflected on Schedule 2.01 and as adjusted from time to time in accordance with the Credit Agreement.

2.6.    New 2020 Refinancing Tranche A Term Loans. Subject to the terms and conditions set forth herein and the Credit Agreement (as amended by this Amendment), each 2020 Refinancing Tranche A Term Lender severally agrees to make its portion of a the 2020 Refinancing Tranche A Term Loans to the Borrower in Dollars in a single advance on the date hereof in an amount not to exceed such 2020 Refinancing Tranche A Term Lender’s 2020 Refinancing Tranche A Term Loan Commitment as set forth on Schedule A hereto. Amounts repaid on 2020 Refinancing Tranche A Term Loans may not be reborrowed. The 2020 Refinancing Tranche A Term Loans may consist of Base Rate Loans or Eurodollar Rate Loans, or a combination thereof, as further provided in the Credit Agreement.

2.7.    Changes to References in Existing Credit Agreement. Concurrently with the effectiveness of this Amendment, (a) each reference to “Revolving Facility” shall be deemed to be a reference to the 2020 Refinancing Revolving Facility established pursuant to this Amendment, (b) each reference to “Revolving Loan” shall be deemed to be a reference to the 2020 Refinancing Revolving Loans established pursuant to this Amendment, (c) each reference to “Revolving Commitment” shall be deemed to be a reference to the 2020 Refinancing Revolving Commitments established pursuant to this Amendment, (d) each reference to “Refinancing Tranche A Term Facility” shall be deemed to be a reference to the 2020 Refinancing Tranche A Term Facility established pursuant to this Amendment, (e) each reference to “Refinancing Tranche A Term Loan” shall be deemed to be a reference to the 2020 Refinancing Tranche A Term Loans established pursuant to this Amendment and (f) each reference to “Refinancing Tranche A Term Loan Commitment” shall be deemed to be a reference to the 2020 Refinancing Tranche A Term Loan Commitments established pursuant to this Amendment.

3.    Effective Date Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective on the Effective Date, the Existing Credit Agreement is amended as follows:

3.1    New Definitions. The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Fourth Refinancing Facilities Amendment Effective Date” means November 13, 2020.

“UK Business Divestiture” means the sale to a third party of all or substantially all of the United Kingdom business and operations of the Borrower and its Subsidiaries.

3.2    Amendment to Definition of Aggregate Revolving Commitments. The definition of “Aggregate Revolving Commitments” is amended by (i) replacing “Third Refinancing Facilities Amendment Effective Date” with “Fourth Refinancing Facilities Amendment Effective Date” and (ii) replacing “FIVE HUNDRED MILLION DOLLARS ($500,000,000)” with “FOUR HUNDRED FIFTY-NINE MILLION ELEVEN THOUSAND NINE HUNDRED THIRTY-THREE DOLLARS AND EIGHTEEN CENTS ($459,011,933.18)”.

3.3    Amendment to Definition of Applicable Rate. The definition of “Applicable Rate” is amended by replacing each instance of “Third Refinancing Facilities Amendment Effective Date” with “Fourth Refinancing Facilities Amendment Effective Date”.

3.4    Maturity Date for 2020 Refinancing Revolving Loans and 2020 Refinancing Tranche A Term Loan. The definition of “Maturity Date” is amended by replacing “November 30, 2021” with “November 30, 2022”.

3.5    Amendment to Definition of Mortgaged Property. The definition of “Mortgaged Property” is amended and restated as follows: ““Mortgaged Property” means any real property that is owned or leased by a Loan Party and is subject to a Mortgage, which, as of the Fourth Refinancing Facilities Amendment Effective Date, consists of the real property described on Schedule 6.20-4.”

3.6    Amendment to Definition of Refinancing Tranche A Term Loan Commitments. The definition of “Refinancing Tranche A Term Loan Commitment” is amended by (a) replacing “Third Refinancing Facilities Amendment Effective Date” with “Fourth Refinancing Facilities Amendment Effective Date” and (b) replacing “FOUR HUNDRED MILLION DOLLARS ($400,000,000)” with “THREE HUNDRED EIGHTEEN MILLION EIGHT HUNDRED FIFTY-SEVEN THOUSAND SEVEN HUNDRED NINETY-THREE DOLLARS AND EIGHTEEN CENTS ($318,857,793.18)”.

3.7    Amendment Regarding Letter of Credit Expiration Dates. Subsection 2.03(a)(ii)(B) is amended by:

(a)	inserting “(i)” prior to the words “all the Lenders that have Revolving Commitments have approved such expiry date”; and

(b)

inserting “or (ii) the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit have been Cash Collateralized in an amount equal to 105% of such L/C Obligations” before the period at the end of such subsection.

3.8    Amortization Schedule for Refinancing Tranche A Term Loans. Section 2.07(c) of the Credit Agreement is amended by replacing the table set forth therein in its entirety to read as follows:

Payment Dates	Principal Amortization Payment
December 31, 2020	$7,125,000
March 31, 2021	$9,500,000
June 30, 2021	$9,500,000
September 30, 2021	$9,500,000
December 31, 2021	$9,500,000
March 31, 2022	$9,500,000
June 30, 2022	$9,500,000
September 30, 2022	$9,500,000
Maturity Date	Outstanding Principal Balance of the Refinancing Tranche A Term Loan

3.9    Amendment to Consolidated Leverage Ratio. Section 8.11(a) of the Credit Agreement is amended by replacing the table set forth therein in its entirety to read as follows:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
September 30, 2018	6.00:1.0
December 31, 2018	6.00:1.0
March 31, 2019	6.25:1.0
June 30, 2019	6.25:1.0
September 30, 2019	6.25:1.0
December 31, 2019	6.00:1.0
March 31, 2020	5.75:1.0
June 30, 2020	6.50:1.0
September 30, 2020	6.50:1.0
December 31, 2020	6.25:1.0
March 31, 2021	6.25:1.0
June 30, 2021	6.00:1.0
September 30, 2021	6.00:1.0
December 31, 2021	6.00:1.0
March 31, 2022	5.75:1.0
June 30, 2022 and thereafter	5.50:1.0

; provided, however, that beginning with the first full fiscal quarter following the consummation of the UK Business Divestiture and thereafter, the ratios set forth below shall instead apply:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
March 31, 2021	5.25:1.0
June 30, 2021	5.25:1.0
September 30, 2021 and thereafter	5.00:1.0

3.10    Amendment to Revolving Commitment Schedule. Schedule 2.01 to the Credit Agreement is hereby amended by replacing it in its entirety with Schedule 2.01 hereto.

3.11    Addition of Mortgage Schedule. Schedule 6.20-4 attached hereto is hereby added as a schedule to the Credit Agreement.

4.    Subsequent Amendments Effective Date Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective on the Subsequent Amendments Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto (such amendments, the “Subsequent Amendments”).

5.    Conditions Precedent to Effective Date. The Amendments set forth in Sections 2 and 3 shall become effective as of the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:

5.1.    Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, each 2020 Refinancing Revolving Lender, each 2020 Refinancing Tranche A Term Lender, each L/C Issuer, the Swing Line Lender and the Administrative Agent.

5.2.    Opinions of Counsel. Receipt by the Administrative Agent of opinions of (i) Hogan Lovells US LLP, counsel to the Borrower and the Guarantors organized in Delaware, California, Massachusetts, Texas, Pennsylvania and Virginia and (ii) Gordon Rees Scully Mansukhani, LLP, counsel to the Guarantors organized in Tennessee, in each case, addressed to the Administrative Agent and each Lender, dated as of the date of this Amendment.

5.3.    Resolutions; Good Standings. Receipt by the Administrative Agent of the following:

(a)

such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and

(b)

such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

5.4.    Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower as of the date of this Amendment certifying that as of such date and after giving effect to the transactions contemplated by this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

5.5.    Accrued Interest and Fees. Receipt by the Administrative Agent from the Borrower of all accrued interest and fees owing on the outstanding Revolving Loans and Refinancing Tranche A Term Loan as of Effective Date for the benefit of the Lenders immediately before giving effect to this Amendment.

5.6.    Fees. Receipt by the Administrative Agent, BofA Securities, Inc. and the Lenders of any fees required to be paid on or before the date of this Amendment.

5.7.    Repayment of Existing Loans. The Borrower shall prepay the existing Refinancing Tranche A Term Loan interests and all Revolving Loans outstanding immediately prior to the effectiveness of this Amendment.

5.8.    Attorney Costs. Unless waived by the Administrative Agent, the Borrower shall have paid in accordance with Section 11.04 of the Credit Agreement all reasonable and documented fees, charges and disbursements of one primary outside counsel to the Administrative Agent and of special or local counsel to the Administrative Agent to the extent such special or local counsel is reasonably necessary (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

5.9.    Know Your Customer Regulations; Beneficial Ownership Certification. At least two (2) Business Days prior to the Effective Date, the Borrower shall have provided to each requesting Lender the documentation and other information requested at least five (5) Business Days prior to the Effective Date by such Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)); and at least two (2) Business Days prior to the Effective Date (to the extent requested at least five (5) Business Days prior to the Effective Date), if a Loan Party qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), such Loan Party shall deliver a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in relation to such Loan Party to each requesting Lender.

Without limiting the generality of the provisions of the last paragraph of Section 10.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date of this Amendment specifying its objection thereto.

6.    Conditions Precedents to Subsequent Amendments Effective Date. The Subsequent Amendments set forth in Section 4 shall become effective as of the date (the “Subsequent Amendments Effective Date”) on which (A) the 2020 Refinancing Lenders (or their successors and assigns) and other Lenders that have delivered a counterpart to this Amendment to the Administrative Agent prior to the Subsequent Amendments Effective Date shall constitute the Required Lenders and (B) the Borrower shall have notified the Administrative Agent and the Lenders that the Subsequent Amendments Effective Date has occurred.

7.    Voting in favor of Subsequent Amendments. Each 2020 Refinancing Lender agrees that (i) its signature page to this Amendment shall be deemed its vote in favor of the Subsequent Amendments and shall be irrevocable and (ii) it will use commercially reasonable efforts to provide each assignee of its Revolving Loans, Revolving Commitments, Refinancing Tranche A Term Loans or Refinancing Tranche A Term Commitments with a copy of each of the Loan Documents prior to the execution of the

Assignment and Assumption of such Revolving Loans, Revolving Commitments, Refinancing Tranche A Term Loans or Refinancing Tranche A Term Commitments. The vote of each 2020 Refinancing Lender in favor of the Subsequent Amendments shall be binding on each assignee and/or successor of such 2020 Refinancing Lender whether or not a copy of this Amendment or the other Loan Documents are provided as contemplated by clause (ii) of the preceding sentence.

8.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

9.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

10.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

11.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (c) affirms that the Obligations of each of the Borrower and Guarantors under the Credit Agreement (as amended by this Amendment), including as to the 2020 Refinancing Facilities, are secured Obligations entitled to all of the benefit of the Guaranty and the security interests under the Loan Documents.

12.    ERISA Lender Representation. Each 2020 Refinancing Lender (x) represents and warrants, as of the Effective Date, to, and (y) covenants, from the Effective Date to the date such Person ceases being a 2020 Refinancing Lender to the Credit Agreement, for the benefit of, the Administrative Agent and each other Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the provisions in Section 10.12(a) to the Credit Agreement (after giving effect to this Amendment) is true and correct.

13.    Mortgage Amendments. Within sixty (60) days of the Effective Date (or such later date as may be permitted by the Administrative Agent in its sole discretion), with respect to each Mortgaged Property, the Borrower shall cause the following to occur:

(a)	the relevant Loan Party shall execute and deliver to the Administrative Agent a fully executed and notarized amendment to the relevant Mortgage; and

(b)

the relevant Loan Party shall deliver to the Administrative Agent a modification and date-down endorsement to the relevant ALTA mortgagee title insurance policy previously delivered to the Administrative Agent with respect to such real property, which title insurance endorsements shall be in form and substance reasonably satisfactory to the Administrative Agent.

14.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect. The parties hereto acknowledge and agree that (i) this Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Credit Agreement as in effect prior to the Effective Date and (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Amendment.

15.    Counterparts; Delivery. This Amendment may be in the form of an Electronic Record (in “.pdf” form or otherwise) and may be executed using Electronic Signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

16.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Refinancing Facilities Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC.,
a Delaware corporation

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Executive Vice President, General Counsel and Secretary

GUARANTORS:	ABILENE HOLDING COMPANY, LLC,
a Delaware limited liability company,
ABILENE LEGACY SUB, LLC,
a Delaware limited liability company,
ACADIA CHATTANOOGA HOLDINGS, LLC,
a Tennessee limited liability company,
ACADIA CRESTWYN HOLDINGS, LLC,
a Tennessee limited liability company,
ACADIA JV HOLDINGS, LLC,
a Delaware limited liability company,
ACADIA LAPLACE HOLDINGS, LLC,
a Delaware limited liability company,
ACADIA MANAGEMENT COMPANY, LLC,
a Delaware limited liability company,
ACADIA MERGER SUB, LLC,
a Delaware limited liability company,
ACADIA READING HOLDINGS, LLC,
a Delaware limited liability company,
ACADIANA ADDICTION CENTER, LLC,
a Delaware limited liability company,
ADVANCED TREATMENT SYSTEMS, LLC,
a Virginia limited liability company,
ASCENT ACQUISITION - CYPDC, LLC,
an Arkansas limited liability company,
ASCENT ACQUISITION - PSC, LLC,
an Arkansas limited liability company,
ASCENT ACQUISITION, LLC,
an Arkansas limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

ASPEN EDUCATION GROUP, INC., a California corporation,
ASPEN YOUTH, INC., a California corporation,
ATS OF CECIL COUNTY, LLC, a Virginia limited liability company,
ATS OF DELAWARE, LLC, a Virginia limited liability company,
ATS OF NORTH CAROLINA, LLC, a Virginia limited liability company,
AUSTIN BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company,
AUSTIN EATING DISORDERS PARTNERS, LLC, a Missouri limited liability company,
BATON ROUGE TREATMENT CENTER, LLC, a Louisiana limited liability company,
BAYSIDE MARIN, INC., a Delaware corporation,
BCA OF DETROIT, LLC, a Delaware limited liability company,
BECKLEY TREATMENT CENTER, LLC, a West Virginia limited liability company,
BELMONT BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company,
BGI OF BRANDYWINE, LLC, a Virginia limited liability company,
BOWLING GREEN INN OF PENSACOLA, LLC, a Virginia limited liability company,
BOWLING GREEN INN OF SOUTH DAKOTA, INC., a Virginia corporation,
CALIFORNIA TREATMENT SERVICES, LLC, a California limited liability company,
CAPS OF VIRGINIA, LLC, a Virginia limited liability company,
CARTERSVILLE CENTER, LLC, a Georgia limited liability company,
CASCADE BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company,
CASCADE BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company,
CENTER FOR BEHAVIORAL HEALTH - HA, LLC, a Pennsylvania limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

CENTER FOR BEHAVIORAL HEALTH-ME, INC., a Maine corporation
CENTER FOR BEHAVIORAL HEALTH-PA, LLC, a Pennsylvania limited liability company,
CENTERPOINTE COMMUNITY BASED
SERVICES, LLC, an Indiana limited liability company
CHARLESTON TREATMENT CENTER, LLC, a West Virginia limited liability company,
CLARKSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company,
CLEARBROOK TREATMENT CENTERS LAND LLC, a Pennsylvania limited liability company,
CLEARBROOK TREATMENT CENTERS, LLC, a Pennsylvania limited liability company,
COMMODORE ACQUISITION SUB, LLC, a Delaware limited liability company,
CONWAY BEHAVIORAL HEALTH, LLC, a Delaware limited liability company,
CRC ED TREATMENT, LLC, a Delaware limited liability company,
CRC GROUP, LLC, a Delaware limited liability company,
CRC HEALTH OREGON, LLC, an Oregon limited liability company,
CRC HEALTH TENNESSEE, LLC, a Tennessee limited liability company,
CRC HEALTH, LLC, a Delaware limited liability company,
CRC RECOVERY, INC., a Delaware corporation,
CRC WISCONSIN RD, LLC, a Wisconsin limited liability company,
CROSSROADS REGIONAL HOSPITAL, LLC, a Delaware limited liability company,
DELTA MEDICAL SERVICES, LLC, a Tennessee limited liability company,
DETROIT BEHAVIORAL INSTITUTE, LLC, a Massachusetts limited liability company,
DHG SERVICES, LLC, a Delaware limited liability company,
DISCOVERY HOUSE CC, LLC, a Pennsylvania limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

DISCOVERY HOUSE CU, LLC, a Pennsylvania limited liability company,
DISCOVERY HOUSE MA, INC., a Massachusetts corporation,
DISCOVERY HOUSE MONROEVILLE, LLC, a Pennsylvania limited liability company,
DISCOVERY HOUSE OF CENTRAL MAINE, INC., a Maine corporation,
DISCOVERY HOUSE TV, INC., a Utah corporation,
DISCOVERY HOUSE UTAH, INC., a Utah corporation,
DISCOVERY HOUSE WC INC., a Maine corporation,
DISCOVERY HOUSE, LLC, a Pennsylvania limited liability company,
DISCOVERY HOUSE-BC, LLC, a Pennsylvania limited liability company,
DISCOVERY HOUSE-BR, INC., a Maine corporation,
DISCOVERY HOUSE-GROUP, LLC, a Delaware limited liability company,
DISCOVERY HOUSE-HZ, LLC, a Pennsylvania limited liability company,
DISCOVERY HOUSE-LT, INC., a Utah corporation,
DISCOVERY HOUSE-NC, LLC, a Pennsylvania limited liability company,
DISCOVERY HOUSE-UC, INC., a Utah corporation,
DMC - MEMPHIS, LLC, a Tennessee limited liability company,
DUFFY’S NAPA VALLEY REHAB, LLC, a Delaware limited liability company,
EAST INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company,
EL PASO BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company,
EVANSVILLE TREATMENT CENTER, LLC, an Indiana limited liability company,
FĒNX HEALTHCARE, LLC, a Delaware limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

FOUR CIRCLES RECOVERY CENTER, LLC, a Delaware limited liability company,
GALAX TREATMENT CENTER, LLC, a Virginia limited liability company,
GENERATIONS BH, LLC, an Ohio limited liability company,
GIFFORD STREET WELLNESS CENTER, LLC, a Delaware limited liability company,
GREENBRIER ACQUISITION, LLC, a Delaware limited liability company,
GREENBRIER HOLDINGS, L.L.C., a Louisiana limited liability company,
GREENBRIER HOSPITAL, L.L.C., a Louisiana limited liability company,
GREENBRIER REALTY, L.L.C., a Louisiana limited liability company,
GREENLEAF CENTER, LLC, a Delaware limited liability company,
HABILITATION CENTER, LLC, an Arkansas limited liability company,
HABIT OPCO, LLC, a Delaware limited liability company,
HENRYVILLE INN, LLC, a Pennsylvania limited liability company,
HERMITAGE BEHAVIORAL, LLC, a Delaware limited liability company,
HMIH CEDAR CREST, LLC, a Delaware limited liability company,
HUNTINGTON TREATMENT CENTER, LLC, a West Virginia limited liability company,
INDIANAPOLIS TREATMENT CENTER, LLC, an Indiana limited liability company,
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation,
LAKELAND HOSPITAL ACQUISITION, LLC, a Georgia limited liability company,
MCCALLUM GROUP, LLC, a Missouri limited liability company,
MCCALLUM PROPERTIES, LLC, a Missouri limited liability company,
MILLCREEK SCHOOL OF ARKANSAS, LLC, an Arkansas limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

MILLCREEK SCHOOLS, LLC, a Mississippi limited liability company,
MILWAUKEE HEALTH SERVICES SYSTEM, LLC, a California limited liability company,
MISSION TREATMENT CENTERS, INC., a Nevada corporation,
MISSION TREATMENT SERVICES, INC., a California corporation,
NORTHEAST BEHAVIORAL HEALTH, LLC, a Delaware limited liability company,
OHIO HOSPITAL FOR PSYCHIATRY, LLC, an Ohio limited liability company,
OPTIONS TREATMENT CENTER ACQUISITION
CORPORATION, an Indiana corporation,
PARKERSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company,
PHC MEADOWWOOD, LLC, a Delaware limited liability company,
PHC OF MICHIGAN, LLC, a Massachusetts limited liability company,
PHC OF NEVADA, INC., a Massachusetts corporation,
PHC OF UTAH, INC., a Massachusetts corporation,
PHC OF VIRGINIA, LLC, a Massachusetts limited liability company,
PINEY RIDGE TREATMENT CENTER, LLC, a Delaware limited liability company,
POCONO MOUNTAIN RECOVERY CENTER
LAND LLC, a Pennsylvania limited liability company,
POCONO MOUNTAIN RECOVERY CENTER, LLC, a Pennsylvania limited liability company,
POLARIS HOSPITAL HOLDINGS, LLC, a Nevada limited liability company,
PSYCHIATRIC RESOURCE PARTNERS, LLC, a Delaware limited liability company,
QUALITY ADDICTION MANAGEMENT, INC., a Wisconsin corporation,
R.I.S.A.T., LLC, a Rhode Island limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

REBOUND BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company,
RED RIVER HOLDING COMPANY, LLC, a Delaware limited liability company,
RED RIVER HOSPITAL, LLC, a Delaware limited liability company,
REHABILITATION CENTERS, LLC, a Mississippi limited liability company,
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation,
RICHMOND TREATMENT CENTER, LLC, an Indiana limited liability company,
RIVERVIEW BEHAVIORAL HEALTH, LLC, a Texas limited liability company,
RIVERWOODS BEHAVIORAL HEALTH, LLC, a Delaware limited liability company,
ROCK CREST DRIVE, LLC, a Pennsylvania limited liability company,
ROCK CREST LLC LIMITED LIABILITY COMPANY, a Pennsylvania limited liability company,
ROLLING HILLS HOSPITAL, LLC, an Oklahoma limited liability company,
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation,
SAHARA HEALTH SYSTEMS, L.L.C., a Louisiana limited liability company,
SAN DIEGO HEALTH ALLIANCE, a California corporation,
SAN DIEGO TREATMENT SERVICES, LLC, a California limited liability company,
SERENITY KNOLLS, a California corporation,
SEVEN HILLS HOSPITAL, LLC, a Delaware limited liability company,
SHAKER CLINIC, LLC, an Ohio limited liability company,
SHELTERED LIVING INCORPORATED, a Texas corporation,
SIERRA TUCSON, LLC, a Delaware limited liability company,
SKYWAY HOUSE, LLC, a Delaware limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

SOBER LIVING BY THE SEA, INC., a California corporation,
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC, a Delaware limited liability company,
SOUTHERN INDIANA TREATMENT CENTER, LLC, a Indiana limited liability company,
SOUTHWESTERN CHILDREN’S HEALTH
SERVICES, INC., an Arizona corporation,
SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC, a Pennsylvania limited liability company,
STRUCTURE HOUSE, LLC, a Delaware limited liability company,
SUCCESS ACQUISITION, LLC, an Indiana limited liability company,
SUWS OF THE CAROLINAS, INC., a Delaware corporation,
TEN BROECK TAMPA, LLC, a Florida limited liability company,
TEN LAKES CENTER, LLC, an Ohio limited liability company,
TEXARKANA BEHAVIORAL ASSOCIATES, L.C., a Texas limited liability company,
THE CAMP RECOVERY CENTER, LLC, a California limited liability company,
THE PAVILION AT HEALTHPARK, LLC, a Florida limited liability company,
THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company,
TK BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company,
TK BEHAVIORAL, LLC, a Delaware limited liability company,
TRANSCULTURAL HEALTH DEVELOPMENT, INC., a California corporation,
TREATMENT ASSOCIATES, INC., a California corporation,
TRUSTPOINT HOSPITAL, LLC, a Tennessee limited liability company,
VALLEJO ACQUISITION SUB, LLC, a Delaware limited liability company

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

VALLEY BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company,
VERMILION HOSPITAL, LLC, a Delaware limited liability company,
VILLAGE BEHAVIORAL HEALTH, LLC, a Delaware limited liability company,
VIRGINIA TREATMENT CENTER, LLC, a Virginia limited liability company,
VISTA BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company,
VISTA BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company,
VITA NOVA, LLC, a Rhode Island limited liability company,
VOLUNTEER TREATMENT CENTER, LLC, a Tennessee limited liability company,
WCHS, INC., a California corporation,
WEBSTER WELLNESS PROFESSIONALS, LLC, a Missouri limited liability company,
WELLPLACE, LLC, a Massachusetts limited liability company,
WHEELING TREATMENT CENTER, LLC, a West Virginia limited liability company,
WHITE DEER REALTY, LLC, a Pennsylvania limited liability company,
WHITE DEER RUN, LLC, a Pennsylvania limited liability company,
WICHITA TREATMENT CENTER INC., a Kansas corporation,
WILLIAMSON TREATMENT CENTER, LLC, a West Virginia limited liability company,
WILMINGTON TREATMENT CENTER, LLC, a Virginia limited liability company,
YOUTH AND FAMILY CENTERED SERVICES
OF NEW MEXICO, INC., a New Mexico corporation,
YOUTH CARE OF UTAH, INC., a Delaware corporation

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

SWING LINE LENDER:	BANK OF AMERICA, N.A., as Swing Line Lender

	By:	/s/ H. Hope Walker
	Name:	H. Hope Walker
	Title:	Senior Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

L/C ISSUER:	BANK OF AMERICA, N.A., as an L/C Issuer

	By:	/s/ H. Hope Walker
	Name:	H. Hope Walker
	Title:	Senior Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

L/C ISSUER:	CITIBANK, N.A., as an L/C Issuer

	By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

LENDERS:	BANK OF AMERICA, N.A., as a 2020 Refinancing Lender

	By:	/s/ H. Hope Walker
	Name:	H. Hope Walker
	Title:	Senior Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a 2020 Refinancing Lender

By:	/s/ Anthony B. Sendik
Name:	Anthony B. Sendik
Title:	Duly Authorized Signatory

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

Fifth Third Bank, National Association,
as a 2020 Refinancing Lender

By:	/s/ Thomas Avery
Name:	Thomas Avery
Title:	Director

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

Bank of Montreal,
as a 2020 Refinancing Lender

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Managing Director

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

CITIBANK, N.A.,
as a 2020 Refinancing Lender

By:	/s/ Alvaro De Velasco
Name:	Alvaro De Velasco
Title:	Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

Credit Agricole Corporate and Investment Bank, as a 2020 Refinancing Lender

By:	/s/ Jill Wong
Name:	Jill Wong
Title:	Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

Goldman Sachs Bank USA, as a 2020 Refinancing Lender

By:	/s/ Thomas Manning
Name:	Thomas Manning
Title:	Authorized Signatory

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION as a 2020 Refinancing Lender

By:	/s/ Jordan Harris
Name:	Jordan Harris
Title:	Managing Director

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a 2020 Refinancing Lender

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

For any Lender requiring an additional signature:

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

JPMORGAN CHASE BANK, N.A.,
as a 2020 Refinancing Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Executive Director

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

MUFG UNION BANK, N.A.,
as a 2020 Refinancing Lender

By:	/s/ Kevin Wood
Name:	Kevin Wood
Title:	Director

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

Regions Bank, as a 2020 Refinancing Lender

By:	/s/ Jay Gorman
Name:	Jay Gorman
Title:	Director

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

First Horizon Bank, as a 2020 Refinancing Lender

By:	/s/ Cathy Wind
Name:	Cathy Wind
Title:	SVP

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

Cadence Bank, N.A., as a 2020 Refinancing Lender

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	Executive Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

PINNACLE BANK, as a 2020 Refinancing Lender

By:	/s/ Allison H. Jones
Name:	Allison H. Jones
Title:	Senior Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

Capstar Bank, as a 2020 Refinancing Lender

By:	/s/ Mark D. Mattson
Name:	Mark D. Mattson
Title:	Executive Vice President

ACADIA HEALTHCARE COMPANY, INC.

FOURTH REFINANCING FACILITIES AMENDMENT

SCHEDULE A

2020 Refinancing Tranche A Term Loan Commitments

Lender	2020 Refinancing Tranche A Term Loan Commitment	2020 Refinancing Tranche A Term Loan Applicable Percentage
Bank of America	$37,468,600.85	11.750881318%
Capital One, National Association	$33,721,740.73	10.575793176%
Fifth Third Bank, National Association	$28,476,136.64	8.930669800%
Bank of Montreal	$22,481,160.53	7.050528797%
Citibank, N.A.	$22,481,160.53	7.050528797%
Credit Agricole Corporate and Investment Bank	$22,481,160.53	7.050528797%
Goldman Sachs	$22,481,160.53	7.050528797%
Wells Fargo Bank, N.A.	$22,481,160.53	7.050528797%
Deutsche Bank AG New York Branch	$18,734,300.40	5.875440651%
JPMorgan Chase Bank, National Association	$18,734,300.40	5.875440651%
MUFG Union Bank NA	$18,734,300.40	5.875440651%
Regions Bank	$18,734,300.40	5.875440651%
First Horizon Bank	$11,240,580.26	3.525264397%
Cadence Bank, N.A.	$9,367,150.21	2.937720329%
Pinnacle Bank	$7,493,720.19	2.350176270%
Capstar Bank	$3,746,860.05	1.175088121%

Total	$318,857,793.18	100.000000000%

Schedule A - 1

SCHEDULE 2.1

2020 Refinancing Revolving Commitments

Lender	2020 Refinancing Revolving Commitment	2020 Refinancing Revolving Applicable Percentage
Bank of America	$53,937,947.47	11.750881311%
Capital One, National Association	$48,544,152.74	10.575793183%
Fifth Third Bank, National Association	$40,992,840.10	8.930669801%
Bank of Montreal	$32,362,768.50	7.050528790%
Citibank, N.A.	$32,362,768.50	7.050528790%
Credit Agricole Corporate and Investment Bank	$32,362,768.50	7.050528790%
Goldman Sachs	$32,362,768.50	7.050528790%
Wells Fargo Bank, N.A.	$32,362,768.50	7.050528790%
Deutsche Bank AG New York Branch	$26,968,973.75	5.875440659%
JPMorgan Chase Bank, National Association	$26,968,973.75	5.875440659%
MUFG Union Bank NA	$26,968,973.75	5.875440659%
Regions Bank	$26,968,973.75	5.875440659%
First Horizon Bank	$16,181,384.25	3.525264395%
Cadence Bank, N.A.	$13,484,486.87	2.937720328%
Pinnacle Bank	$10,787,589.50	2.350176264%
Capstar Bank	$5,393,794.75	1.175088132%

Total	$459,011,933.18	100.000000000%

Schedule 2.1 - 1

SCHEDULE 6.20-4

Mortgaged Properties (as of the Fourth Refinancing Facilities Amendment Effective Date)

Property Owner Name[1]	Property Address[2]	City	State	Zip Code

RiverWoods Behavioral Health, LLC	223 Medical Center Drive	Riverdale	GA	30274

Austin Behavioral Hospital, LLC	8402 Cross Park Drive	Austin	TX	78754

BCA of Detroit, LLC	15000 Gratiot Avenue	Detroit	MI	48205

Bowling Green Inn of Pensacola, LLC, a Virginia limited liability company (converted from Bowling Green Inn of Pensacola, Inc.)	2068 Health Care Avenue	Navarre	FL	32566

CAPS of Virginia, LLC, a California corporation (converted from CAPS of Virginia, Inc.)	1010 East Second Street	Canton	SD	57013

CAPS of Virginia, LLC, a California corporation (converted from CAPS of Virginia, Inc.)	2520 Troy Drive	Wilmington	NC	28401

Cascade Behavioral Hospital, LLC	12844 Military Road S	Tukwila	WA	98168

CRC Health, LLC (converted from CRC Health Corporation, successor-by-merger to Comprehensive Addiction Programs, Inc.)	1375 Newark Road	Kennett Square	PA	19348

Duffy’s Napa Valley Rehab, LLC	3076 Myrtledale Road 3088 Myrtledale Road	Calistoga	CA	94515

Valley Behavioral Health System, LLC	10301 Mayo Drive	Barling	AR	72923

[1]	Place of organization is Delaware unless otherwise indicated.
[2]	Reference is made to the full legal descriptions in the recorded mortgages.

Schedule 6.20-4 - 1

Property Owner Name[1]	Property Address[2]	City	State	Zip Code

HMIH Cedar Crest, LLC	3500 S Interstate 35	Belton	TX	76513

Ohio Hospital for Psychiatry, LLC, an Ohio limited liability company	880 Greenlawn Avenue	Columbus	OH	43223

PHC MeadowWood, LLC	575 S DuPont Highway	New Castle	DE	19720

PHC of Utah, Inc., a Massachusetts corporation	7309 S 180 W	Midvale	UT	84047

Texarkana Behavioral Associates, L.C., a Texas limited company	4253 N. Crossover Road	Fayetteville	AR	72703

Rehabilitation Centers, LLC, a Mississippi limited liability company	900 1st Avenue NE	Magee	MS	39111

Seven Hills Hospital, LLC (converted from Seven Hills Hospital, Inc.)	10649 Jeffreys Street 3021 West Horizon Ridge Parkway 3051 West Horizon Ridge Parkway	Henderson	NV	89052

Sonora Behavioral Health Hospital, LLC	6050 N. Corona Road	Tucson	AZ	85704

Southwestern Children’s Health Services, Inc., an Arizona corporation	2190 N. Grace Boulevard	Chandler	AZ	85225

Belmont Behavioral Hospital, LLC	4200 Monument Road 4081 Ford Road 4083 Ford Road 4085 Ford Road 4087 Ford Road 4089 Ford Road	Philadelphia	PA	19131

Schedule 6.20-4 - 2

Property Owner Name[1]	Property Address[2]	City	State	Zip Code

DMC - Memphis, LLC, a Tennessee limited liability company[3]	3000 Getwell Road 3960 Knight Arnold Road 3976 Knight Arnold Road 3992 Knight Arnold Road 3047 and 3055 Watson Street	Memphis	TN	38118

Structure House, LLC	3017 Pickett Road	Durham	NC	27705

Ten Broeck Tampa, LLC, a Florida limited liability company	29910 SR 56	Wesley Chapel	FL	33543

The Camp Recovery Center, LLC, a California limited liability company (converted from The Camp Recovery Centers, L.P.)	3192 Glen Canyon Road	Scotts Valley	CA	95066

TK Behavioral, LLC	40 Timberline Drive 1 Povalish Court	Lemont	IL	60439

Galax Treatment Center, LLC, a Virginia limited liability company	104 Painter Street 106 Painter Street 108 and 112 Painter Street 501 W. Oldtown Street	Galax	VA	24333

Vista Behavioral Hospital, LLC	5900 Brockton Avenue	Riverside	CA	92506

White Deer Realty, LLC, a Pennsylvania limited liability company	360 White Deer Run Road	Allenwood	PA	17810

[3]

Portion of 3055 Watson Road released: Lot 13 and south 15 feet of Lot 12, HORMIL Subdivision, as shown on plat of record in Plat Book 36, Page 7, in the Register’s Office, Shelby County, Tennessee, to which plat reference is hereby made for a more particular description of said property.

Schedule 6.20-4 - 3

Property Owner Name[1]	Property Address[2]	City	State	Zip Code

White Deer Realty, LLC	202 Cove Forge Road	Williamsburg	PA	16693

Serenity Knolls, a California corporation	125 Tamal Road 145 Tamal Road	Forest Knolls	CA	94933

Greenbrier Hospital, L.L.C., a Louisiana limited liability company	201 Greenbrier Boulevard	Covington	LA	70433

Piney Ridge Treatment Center, LLC	5060 E. Robinson Avenue	Springdale	AR	72764

Bowling Green Inn of Pensacola, LLC, a Virginia limited liability company	2870 Florida Boulevard 2821 Frederick Boulevard	Delray Beach	FL	33483

Conway Behavioral Health, LLC	2255 Sturgis Road	Conway	AR	72034

El Paso Behavioral Hospital, LLC	1390 Northwestern Drive	El Paso	TX	79912

Henderson, Nevada Legal Description

PARCEL 1

A TRACT BEING A PORTION OF “LOT B” OF THAT CERTAIN FINAL MAP ENTITLED “SEVEN HILLS BUSINESS PARK, A COMMERCIAL SUBDIVISION” RECORDED IN BOOK 96 OF PLATS, PAGE 61, OFFICIAL RECORDS, CLARK COUNTY, NEVADA, SITUATED IN THE NORTHEAST QUARTER (NE1⁄4) OF SECTION 35, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.M., CITY OF HENDERSON, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID “LOT B”, SAID POINT BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF JEFFREY’S STREET (30' WIDE HALF RIGHT-OF-WAY AS DEDICATED PER FILE 94 OF PARCEL MAPS, PAGE 29); THENCE LEAVING SAID WESTERLY RIGHT-OF-WAY LINE AND ALONG THE SOUTHERLY LINE OF SAID “LOT B”, SOUTH 89°24'40” WEST 384.00 FEET; THENCE LEAVING SAID SOUTHERLY LINE, NORTH 00°35'20” WEST 44.73 FEET; THENCE NORTH 41 °42'02” WEST, 309.52 FEET; THENCE NORTH 66°20'56” EAST, 104.56 FEET; THENCE NORTH 86°52'20” EAST, 34.12 FEET; THENCE NORTH 61°10'03” EAST, 15.01 FEET; THENCE NORTH 48°17'58” EAST, 314.27 FEET; THENCE NORTH 41 °42'02” WEST, 135.99 FEET TO THE BEGINNING OF A 200.00 FOOT RADIUS NON-TANGENT CURVE, CONCAVE TO THE

Schedule 6.20-4 - 4

SOUTH, TO WHICH A RADIAL LINE BEARS NORTH 48°52'00” WEST; THENCE NORTHEASTERLY ALONG SAID 200.00 FOOT RADIUS NONTANGENT CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 48°16'40” (THE LONG CHORD OF WHICH BEARS NORTH 65°16'20” EAST, 163.58 FEET) FOR AN ARC LENGTH OF 168.52 FEET; THENCE NORTH 89°24'20” EAST, 84.36 FEET; THENCE NORTH 77°13'43” EAST, 24.55 FEET; THENCE NORTH 89°24'41” EAST, 39.00 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF SAID JEFFREY’S STREET; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE, SOUTH 00°35'20” EAST, 708.69 FEET TO THE POINT OF BEGINNING.

ALSO KNOWN AS LOT ONE (1) OF RECORD OF SURVEY ON FILE IN FILE 193 OF SURVEYS, PAGE 22, RECORDED SEPTEMBER 25, 2014 IN BOOK 20140925 AS DOCUMENT NO. 02932, OF OFFICIAL RECORDS. EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE CITY OF HENDERSON FOR A PUBLIC RIGHT OF WAY BY GRANT, BARGAIN, SALE DEED RECORDED AUGUST 8, 2013 AS INSTRUMENT NO. 201308080001758 OF OFFICIAL RECORDS.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS OVER THE COMMON AREAS AND COMMON ROADWAYS FOR INGRESS, EGRESS, WALKING, ACCESSING, CROSSING, DRIVING, PARKING, OR OTHER LAWFUL DRIVING OR PARKING ACTIVITIES, AS SET FORTH IN THAT CERTAIN RECIPROCAL ACCESS EASEMENT AND MAINTENANCE AGREEMENT RECORDED DECEMBER 13, 2002 IN BOOK 20021213 AS DOCUMENT NO. 00100, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 3:

A PERPETUAL AND IRREVOCABLE NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS BY VEHICULAR, PEDESTRIAN AND OTHER TRAFFIC, VEHICULAR PARKING AND INCIDENTAL PURPOSES AS SET FORTH IN THOSE CERTAIN AGREEMENT FOR PARKING EASEMENTS RECORDED OCTOBER 11, 2005 IN BOOK 20051011 AS INSTRUMENT NO. 0005939 OF OFFICIAL RECORDS AND RECORDED OCTOBER 26, 2009 AS INSTRUMENT NO. 200910260004392 OF OFFICIAL RECORDS.

Schedule 6.20-4 - 5

Annex I

Partnerships in Care Property I Limited, a private limited company incorporated in England and Wales, in each case pursuant to the UK Acquisition Documents.

“UK Acquisition Agreement” means that certain Agreement, dated as of June 3, 2014, by and among Piper 2, as buyer, Partnerships in Care Holdings Limited, a company incorporated in England and Wales, as a seller, The Royal Bank of Scotland plc, as a Seller, and the Borrower.

“UK Acquisition Closing Date” means the date that the UK Acquisition is consummated and the funding of the UK Acquisition Facilities occurs.

“UK Acquisition Costs” means (a) the purchase price for the UK Acquisition, (b) the refinancing or repayment of third party indebtedness for borrowed money of the UK Target and its Subsidiaries and (c) fees, costs and expenses incurred in connection with the UK Acquisition and the equity and debt financings entered into in connection therewith.

“UK Acquisition Documents” means the UK Acquisition Agreement and all other documents, agreements and instruments entered into in connection with the UK Acquisition, in each case including the disclosure schedules thereto.

“UK Acquisition Facilities” means Incremental Facilities, Bridge Senior Unsecured Indebtedness and/or Permanent Senior Unsecured Indebtedness the proceeds of which are used to finance the UK Acquisition Costs.

“UK Business Divestiture” means the sale to a third party of all or substantially all of the United Kingdom business and operations of the Borrower and its Subsidiaries.

~~“UK Disposition” means the Disposition of certain real and personal property assets located in England and Wales prior to December 31, 2016 (or such longer period as the Administrative Agent may permit in its sole discretion), necessary to comply with any Order from the U.K. Competition and Markets Authority for anti-trust purposes under U.K. Law.~~

“UK Target” means Partnerships in Care Investments I Limited, a private limited company incorporated in England and Wales.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).

“Weighted Average Life” means, when applied to any Indebtedness at any date, the number of years (and/or portion thereof) obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

(p)     Indebtedness in an aggregate amount not to exceed $50,000,000 outstanding at any one time, including, Indebtedness of Persons acquired in Permitted Acquisitions (the “Acquired Indebtedness”), provided that such Acquired Indebtedness (i) shall exist prior to the applicable Permitted Acquisition and shall not have been incurred in anticipation of the applicable Permitted Acquisition and (ii) would be subject to a prepayment penalty if repaid concurrently with the consummation of such Permitted Acquisition.

8.04	Fundamental Changes.

Merge, dissolve, liquidate or consolidate with or into another Person, except that so long as no Default exists or would result therefrom, (a) the Borrower may merge or consolidate with any Subsidiary, provided that the Borrower shall be the continuing or surviving Person, (b) any Subsidiary may merge or consolidate with any other Subsidiary, provided that (i) if a Guarantor is a party thereto, then a Guarantor shall be the continuing or surviving Person and (ii) if a Guarantor is not a party thereto and a Domestic Subsidiary is a party thereto, then a Domestic Subsidiary shall be the continuing or surviving Person, (c) the Borrower or any Subsidiary may merge with any other Person in connection with a Permitted Acquisition provided that if the Borrower is a party thereto, then the Borrower shall be the continuing or surviving Person and (d) any Subsidiary may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up, as applicable, could not have a Material Adverse Effect.

8.05	Dispositions.

Make any Disposition unless (a) the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction and shall be in an amount not less than the fair market value (as determined by the board of directors or comparable governing body in its good faith business judgment) of the property disposed of, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.14, (c) such transaction does not involve the sale or other disposition of a minority equity interest in any Subsidiary, (d) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, (e) the aggregate net book value of all of the assets sold or otherwise disposed of by the Borrower and its Subsidiaries in all such transactions in any fiscal year of the Borrower (other than the assets sold pursuant to the UK ~~Disposition~~Business Divestiture) shall not exceed an amount equal to 7.5% of the net book value of the plant, property and equipment of the Borrower and its Subsidiaries on a consolidated basis as of the end of the immediately preceding fiscal year of the Borrower and (f) with respect to the UK ~~Disposition~~Business Divestiture, (i) no Default exists or would result from the UK ~~Disposition~~Business Divestiture and (ii) the Administrative Agent shall have received a Pro Forma Compliance Certificate demonstrating that after giving effect to the UK ~~Disposition~~Business Divestiture and the application of proceeds thereof on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 recomputed as of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b).

8.06	Restricted Payments.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: